THE SYMPHONY WEALTH MANAGEMENT

OVATION FUND

Supplement No. 2

to the Prospectus dated December 1, 2005

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The Fund has determined not to offer its Class C shares for sale to the general public at the present time. As a result thereof, all references to the Fund’s Class C shares in the Prospectus are deleted in their entirety.

Effective as of April 28, 2006, the address of the Fund’s investment advisor, The Symphony Wealth Management Group LLC, has changed. The new address is:

400 Colony Square

1201 Peachtree Street, N.E.

 Suite 1004

Atlanta, GA 30361

This Supplement No. 2 supersedes and replaces the Supplement to the Prospectus dated February 6, 2006. You should read this Supplement No. 2 in conjunction with the Fund’s Prospectus dated December 1, 2005, which together provide information that you should know before investing in the Fund, and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated December 1, 2005, as supplemented, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1 (877) 328-1168

This Supplement is dated April 28, 2006